EXHIBIT 31.3

                            SECTION 302 CERTIFICATION

I, Daryl Stemm, certify that:

1) I have reviewed this Quarterly Report on Form 10-QSB for the three and nine month periods ended September 30, 2007 of Home Director, Inc.;

2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Home Director, Inc, as of, and for, the periods presented in this report;

4) Home Director Inc.`s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Home Director, Inc, and have:

        a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Home Director, Inc, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        b) evaluated the effectiveness of Home Director, Inc.`s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

        c) disclosed in this report any change in Home Director, Inc.`s internal control over financial reporting that occurred during Home Director, Inc.`s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Home Director, Inc.`s internal control over financial reporting.

5) Home Director, Inc.`s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Home Director, Inc.`s auditors and the audit committee of Home Director, Inc.`s board of directors (or persons performing the equivalent function):

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Home Director, Inc.`s ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in Home Director, Inc.`s internal control over financial reporting.



Dated: November 16, 2007                          /s/ Daryl Stemm
                                                  ------------------
                                                  Daryl Stemm
                                                  Chief Financial Officer



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